                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                           SMC Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                                 SMC CORPORATION

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 18, 2000

TO THE SHAREHOLDERS OF SMC CORPORATION:

     The Annual Meeting of Shareholders of SMC Corporation, an Oregon corporation, (the Company) will be held at the Bend Golf and Country Club, located at 61045 Country Club Drive, Bend, Oregon, on Thursday, May 18, 2000 at 1:00 p.m. for the following purposes:

     1. To elect six directors, each to serve until the next Annual Meeting of Shareholders and until a successor has been elected and qualified;

     2. To transact any other business that properly comes before the meeting or any adjournment thereof.

     Only shareholders of record at the close of business on April 3, 2000 are entitled to notice of and to vote at the meeting or any adjournments thereof.

     PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE POSTAGE-PREPAID ENVELOPE ENCLOSED FOR THAT PURPOSE. You may attend the meeting in person even if you send in your proxy, because retention of the proxy is not necessary for admission to or identification at the meeting.

                                BY ORDER OF THE BOARD OF DIRECTORS,


                                Connie M. Perlot
                                SECRETARY

April 7, 2000
Bend, Oregon

     YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE SO THAT YOUR STOCK WILL BE VOTED. THE ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                 SMC CORPORATION

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS

                                   ----------

     The mailing address of the principal executive offices of the Company is 20545 Murray Road, P.O. Box 5639, Bend, Oregon 97708. This Proxy Statement and the accompanying Notice of Annual Meeting and the Proxy Card are first being sent to the shareholders on or about April 7, 2000.

     UPON WRITTEN REQUEST TO WILLIAM L. RICH, CHIEF FINANCIAL OFFICER, ANY PERSON WHOSE PROXY IS SOLICITED BY THIS PROXY STATEMENT WILL BE PROVIDED, WITHOUT CHARGE, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K. COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K ARE ALSO PUBLICLY AVAILABLE AT www.freeedgar.com.

                     SOLICITATION AND REVOCABILITY OF PROXY

     The enclosed proxy is solicited on behalf of the Board of Directors of SMC Corporation, an Oregon corporation, for use at the Annual Meeting of Shareholders to be held on May 18, 2000 and at any adjournment thereof. The Company will bear the cost of preparing and mailing the proxy, proxy statement, and any other material furnished to shareholders by the Company in connection with the annual meeting. Proxies will be solicited by use of the mails, and officers and employees of the Company may also solicit proxies by telephone or personal contact. Copies of solicitation materials will be furnished to fiduciaries, custodians, and brokerage houses for forwarding to beneficial owners of the stock held in their names.

     Any person giving a proxy in the form accompanying this proxy statement has the power to revoke it at any time before its exercise. The proxy may be revoked by filing with the Company, attention Connie M. Perlot, Secretary, an instrument of revocation or a duly executed proxy bearing a later date. The proxy may also be revoked by affirmatively electing to vote in person while in attendance at the meeting. A shareholder who attends the meeting, however, need not revoke the proxy and vote in person unless he or she wishes to do so. All valid, unrevoked proxies will be voted at the annual meeting in accordance with the instructions given. If no instructions are specified, the shares will be voted FOR Proposal 1, Election of Directors, in the accompanying Notice of Annual Meeting of Shareholders, and these votes will be counted toward determining a quorum.

                  VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS

     The Common Stock is the only outstanding authorized voting security of the Company. The record date for determining holders of Common Stock entitled to vote at the annual meeting is April 3, 2000. Each share of Common Stock outstanding on the record date will be entitled to one vote. The Common Stock does not have cumulative voting rights. On March 15, 2000, there were 5,780,599 shares of Common Stock outstanding.

     The following table sets forth certain information regarding the beneficial ownership as of March 15, 2000 of the Common Stock by (i) each person known by the Company to own beneficially more than 5 percent of the Common Stock, (ii) each director and nominee for director of the Company, (iii) each executive officer of the Company named in the Summary Compensation Table, and (iv) all executive officers and directors as a group. Except as otherwise noted, the persons listed below have sole investment and voting power with respect to the Common Stock owned by them, and their addresses are c/o SMC Corporation, 20545 Murray Road, P.O. Box 5639, Bend, Oregon, 97708.


                                                                       NUMBER OF SHARES          PERCENTAGE
BENEFICIAL OWNER                                                       BENEFICIALLY OWNED         OF SHARES
----------------                                                       ------------------        ----------
Mathew M. Perlot............................................              3,320,890 (1)                 57%
Curtis W. Lawler............................................              1,160,000 (2)                 20%
Michael R. Jacque...........................................                189,797 (3)                  3%
William L. Rich.............................................                 12,069 (4)                  *
Lawrence S. Black...........................................                  8,953 (5)                  *
Jim L. Traughber............................................                 10,953 (6)                  *
Connie M. Perlot............................................                     -- (7)                 --
All directors and executive officers as a
  group (10 persons)........................................              4,702,662 (8)                 81%
---------------
*   Less than 1%


(1) Includes 281,390 shares subject to an option exercisable within 60 days after March 15, 2000. Excludes 118,610 shares subject to an option not exercisable within 60 days after that date.

(2) Includes 50,000 shares subject to an option exercisable within 60 days after March 15, 2000.

(3) Includes 71,297 shares subject to an option exercisable within 60 days after March 15, 2000. Excludes 228,703 shares subject to options not exercisable within 60 days after March 15, 2000.

(4) Includes 4,769 shares subject to options exercisable within 60 days after March 15, 2000. Excludes 45,231 shares subject to options not exercisable within 60 days after March 15, 2000.

(5) Includes 7,953 shares subject to options exercisable within 60 days after March 15, 2000. Excludes 1,047 shares subject to options not exercisable within 60 days after that date.

(6) Includes 8,953 shares subject to options exercisable within 60 days after March 15, 2000. Excludes 1,047 shares subject to options not exercisable within 60 days after that date.

(7) Excludes shares owned by Mathew M. Perlot, husband of Connie M. Perlot, over which Ms. Perlot has no voting power or investment authority.

(8) Includes 424,362 shares subject to options held by executive officers and directors that are exercisable within 60 days after March 15, 2000. Excludes 394,638 shares subject to options held by executive officers and directors that are not exercisable within 60 days after that date. The exercisable warrants previously held by a director for 26,250 shares expired January 20, 2000.

                        PROPOSAL 1: ELECTION OF DIRECTORS

     The directors of the Company are elected at the Annual Meeting to serve until their successors are elected and qualified. Vacancies resulting from an increase in the size of the Board may be filled by the Board of Directors or by the shareholders. If a quorum of shareholders is present at the annual meeting, the six nominees for election as directors who receive the greatest number of votes cast at the meeting will be elected directors. Abstentions and broker non-votes will have no effect on the results of the vote. Unless otherwise instructed, proxy holders will vote the proxies they receive for the nominees named below. If any of the nominees for director at the annual meeting becomes unavailable for election for any reason, the proxy holders will have discretionary authority to vote pursuant to the proxy for a substitute. The following table briefly describes the Company's nominees for directors.


                                                                                                  DIRECTOR
NAME, PRINCIPAL OCCUPATION AND OTHER DIRECTORSHIPS                                     AGE          SINCE
--------------------------------------------------                                     ---        --------

MATHEW M. PERLOT. Mr. Perlot co-founded the Company in 1986 and has since served       63            1986
as its President, Chief Executive Officer and Chairman of the Board. Mr. Perlot
is married to Connie M. Perlot, a director and Secretary-Treasurer of the
Company.

MICHAEL R. JACQUE.  Mr. Jacque joined the Company in June 1999 as its President        42            1999
and Chief Operating Officer. Mr. Jacque was elected a director in November 1999.

CURTIS W. LAWLER.  Mr. Lawler's most recent positions with the Company were Vice       78            1989
President of the Company and General Manager-Beaver Motor Coaches, Inc. Mr.
Lawler co-founded the Company in 1986 and had been employed by the Company in various capacities since 1987. Mr. Lawler retired as an officer of the Company in
March 1996.

CONNIE M. PERLOT.  Ms. Perlot became Secretary-Treasurer in January 1987. Since        51            1986
1986 Ms. Perlot has served as internal auditor for the Company. Ms. Perlot is married to Mathew M. Perlot.

JIM L. TRAUGHBER.  From 1968 to 1997, Mr. Traughber owned and served as President      62            1994
of Traughber Oil Company, a wholesale  petroleum products distributor located in central Oregon.

LAWRENCE S. BLACK.  Mr. Black is the Chairman of the Board of Black & Company,         70            1995
Inc., an investment banking firm that served as the managing  underwriter for the initial public  offering of the Company's  Common Stock in January 1995. Mr. Black
is a director at Mt. Bachelor Incorporated.


BOARD MEETINGS AND COMMITTEES

     The Board of Directors met four times during 1999. No director attended fewer than 75% of the aggregate of all meetings of the Board of Directors and the committees of which the director was a member during 1999. The standing committees of the Board of Directors are the Audit Committee and the Compensation Committee. The members of each of the Audit Committee and the Compensation Committee are nonemployee directors. The Company does not have a nominating committee.

     The Audit Committee for 1999 consisted of Messrs. Traughber and Black, who will continue as the Audit Committee for 2000. The Audit Committee oversees actions taken by the Company's independent auditors. The Compensation Committee for 1999 consisted of Messrs. Traughber and Black, who will continue as the Compensation Committee for 2000. The Compensation Committee reviews the compensation of the Company's executive officers and makes recommendations to the Board of Directors regarding compensation. The Compensation Committee also administers the Stock Incentive Plan and recommends grants under the Plan to the Board of Directors. The Audit Committee met twice and the Compensation Committee met once during 1999.

COMPENSATION OF DIRECTORS

     Under the Company's 1994 Stock Incentive Plan (the Plan), each nonemployee director automatically is granted an option to purchase 5,000 shares of Common Stock on the date he or she becomes a nonemployee director and automatically is granted an option to purchase 1,000 additional shares of Common Stock in each subsequent calendar year that the nonemployee director continues to serve in that capacity. Other than these automatic grants, nonemployee directors may not be granted any other options under the Plan. Nonemployee directors also receive $10,000 per year as compensation for serving on the Board of Directors and are reimbursed for reasonable expenses incurred in attending meetings. Officers are appointed by the Board of Directors and serve at its discretion.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth the executive compensation paid by the Company during the last three years to the Chief Executive Officer and all other officers as of March 15, 2000 who earned more than $100,000 in combined salary and bonus in 1999.


                                                                                     Long-Term
                                                                                Compensation Awards
                                                    Annual Compensation        ---------------------
Name and                                            -------------------           Securities             All Other
Principal Position                          Year    Salary         Bonus       Underlying Options(1)    Compensation
------------------                          ----    ------         -----       ---------------------    ------------
Mathew M. Perlot.....................       1999   $316,800      $  6,515                                   4,537
     Chief Executive Officer, and           1998    316,800       159,165                                   4,362
     Chairman of the Board                  1997    316,800       119,951                                  11,425

Michael R. Jacque....................       1999    110,200      $  6,515              200,000                679
        President, and
        Chief Operating Officer

William L. Rich   ...................       1999    120,000         1,086                                   1,372
     Vice President of Finance, and         1998     17,719         6,315                                     325
     Chief Financial Officer


----------

(1) Represents shares of Common Stock issuable upon exercise of stock options granted under the Company's 1994 Stock Option Plan.

STOCK OPTION GRANTS IN LAST FISCAL YEAR

     The following table provides information regarding stock options granted in 1999 to the executive officers named in the Summary Compensation Table.


                                      PERCENTAGE
                         NUMBER OF    OF OPTIONS                                    REALIZABLE VALUE AT ASSUMED
                          SHARES      GRANTED TO                                   RATES OF ANNUAL STOCK PRICE
                        UNDERLYING    EMPLOYEES        EXERCISE                   APPRECIATION FOR OPTION TERMS(1)
                         OPTIONS        DURING        PRICE PER     EXPIRATION    --------------------------------
NAME                     GRANTED     FISCAL YEAR        SHARE         DATE              5%            10%
----                     -------     -----------        -----         ----             ----          ------
Michael R. Jacque      200,000(2)        100.0%          $4.625       5/13/09        $ 479,595     $ 1,215,388



(1) In accordance with rules of the Securities and Exchange Commission, these amounts are the hypothetical gains or option spreads that would exist for the respective options based on assumed compounded rates of annual stock price appreciation of 5 percent and 10 percent from the date the options were granted over the option term.

(2) This option becomes exercisable for 2.78% of the shares subject to the option on May 13, 1999, and for an additional 2.78% of the shares subject to the option on the first day of each month thereafter until fully exercisable.

OPTION EXERCISES AND YEAR-END OPTION VALUES

     None of the executive officers named in the Summary Compensation Table exercised any options during 1999. The following table indicates for all executive officers named in the Summary Compensation Table (i) the number of shares subject to exercisable and unexercisable stock options as of December 31, 1999 and (ii) the value of in-the-money options, which represents the positive difference between the exercise price of existing stock options and the year-end price of the Common Stock.


                                                               NUMBER OF
                                                            SHARES SUBJECT                    VALUE OF
                              NUMBER OF                     TO UNEXERCISED                   UNEXERCISED
                                SHARES                         OPTIONS                       IN-THE-MONEY
                               ACQUIRED     VALUE         AT FISCAL YEAR END              AT FISCAL YEAR END(1)
                             ON EXERCISE   REALIZED    EXERCISABLE  UNEXERCISABLE     EXERCISABLE    UNEXERCISABLE
                             -----------   --------    -----------  -------------     -----------    -------------
Mathew M. Perlot                  0            0          261,160       38,840          $    --       $       --
Michael R. Jacque                 0            0           38,920      161,080               --               --
William L. Rich                   0            0                0            0               --               --


----------

(1) Based on last sale price of $3.813 for the Company's Common Stock on December 31, 1999.

           COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION(1)

     In 1999, the Compensation Committee of the Board of Directors (the Committee) was composed of two nonemployee directors. The Committee is responsible for developing and making recommendations to the Board with respect to the Company's compensation policies and the levels of compensation to be paid to executive officers. In addition, the Committee has responsibility for the administration of, and the grant of stock options and other awards under, the Plan.

     The objectives of the Company's executive compensation program are to attract and retain highly qualified executives and to motivate them to maximize shareholder returns by achieving both short-term and long-term strategic Company goals. The two basic components of the executive compensation program are base salary and long-term incentive compensation in the form of stock options. The Company also has a cash bonus program for senior executives and a 401(k) Profit Sharing Plan, both of which were instituted in 1995.

     BASE SALARY. The Committee delegated authority to set executive salaries for 1999 (other than for Mathew Perlot) to Mathew Perlot, the Chief Executive Officer of the Company. Mr. Perlot set executive compensation to reflect the Committee's recommendations and to provide salary levels appropriate for the individual experience, job responsibility, and performance of each executive. In making recommendations to Mr. Perlot concerning executive compensation, the Committee considered, among other things, executive salary levels established by companies of similar size in the manufacturing and motor coach industries, and recommended salary levels near what it perceived to be the middle range of compensation for comparable positions at comparable companies. Each executive officer's salary is reviewed annually, and increases to base salary are made to reflect competitive market increases and the individual factors described above.

     CASH BONUS PROGRAM. In 1995 the Company instituted a cash bonus program for senior executives. The program provides for cash payments based on a percentage of the Company's pretax profits. The applicable percentage of pretax profits an executive may receive under this program varies according to the executive's experience, responsibilities and performance, up to a maximum of three percent.

     LONG-TERM INCENTIVE COMPENSATION. The Plan is a long-term incentive plan for executives, managers, and other employees within the Company. The objective of the Plan is to align employee and shareholder long-term interests by creating a strong and direct link between compensation and shareholder value. The Plan authorizes the Committee to award stock options to executive officers and other employees of the Company. Stock options are granted at an option price not less than 100% of fair market value of the Company's Common Stock on the date of grant, in the case of incentive stock options, and at prices otherwise determined by the Committee, in the case of nonstatutory stock options. To date, all options granted under the Plan have been nonstatutory stock options. Stock options granted under the Plan to date generally become exercisable to the extent of approximately 1/36th of the shares each month after the date of grant, have ten year terms, and generally terminate in the event of termination of employment. The amount of stock option grants for an individual is at the discretion of the Committee and depends upon the individual's level of responsibility and position in the Company.

----------
(1) This Section is not soliciting material, is not deemed filed with the Securities and Exchange Commission, and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, regardless of the date of the filing or any general incorporation language contained in the filing.

     The Company's 401(k) Profit Sharing Plan allows eligible employees to contribute up to 15 percent of their compensation annually. The Profit Sharing Plan also permits the company to match a percentage of employees' contributions at management's discretion.

     DEDUCTIBILITY. Section 162(m) of the Internal Revenue Code of 1986 limits to $1 million per person the amount that the Company may deduct for compensation paid to any of its most highly compensated officers in any year after 1993. The levels of salary and bonus generally paid by the Company do not exceed this limit. Upon the exercise of nonstatutory incentive stock options, however, the excess of the current market price over the option price (the option spread) is treated as compensation and, therefore, it may be possible for option exercises by an officer in any year to cause the officer's total compensation to exceed $1 million. Under IRS regulations, option spread compensation from options that meet certain requirements will not be subject to the $1 million limit on deductibility.

     COMPENSATION OF CHIEF EXECUTIVE OFFICER. The Committee set Mr. Perlot's compensation for 1999. The Committee employed the same objectives and criteria to set Mr. Perlot's salary as it used in recommending compensation levels for the Company's other executive officers. The Committee did not increase Mr. Perlot's salary in 1999.

                                       COMPENSATION COMMITTEE

                                       Jim L. Traughber
                                       Lawrence S. Black

                              PERFORMANCE GRAPH(1)

     Set forth below is a line graph comparing the cumulative total shareholder return of the Company's Common Stock with the cumulative total return, assuming reinvestment of dividends, of the Standard and Poor's 500 Stock Index (S&P 500 Index) and a peer group consisting of Coachman, Inc., Fleetwood Enterprises, Monaco Coach Corporation, National RV Holdings, Inc., Thor Industries, Inc., and Winnebago Industries for the period commencing on January 20, 1995 (the date of the Company's initial public offering) and ending on December 31, 1999. The graph assumes that $100 was invested in the Company's Common Stock (at the initial public offering price) and each index on January 20, 1995.


                                  [LINE CHART]



                                       Cumulative Return as of
                      --------------------------------------------------------------------------------------------
                      Base Period
                        1/20/95       12/31/95        12/31/96        12/31/97        12/31/98       12/31/99
------------------------------------------------------------------------------------------------------------------
SMC Corporation         100.00         106.45          101.61          106.45           59.68          49.20
------------------------------------------------------------------------------------------------------------------
S&P 500 Index           100.00         134.21          164.95          221.44          284.19         339.32
------------------------------------------------------------------------------------------------------------------
Peer Group              100.00         123.95          187.42          264.30          330.77         327.40
------------------------------------------------------------------------------------------------------------------


----------
(1) This Section is not soliciting material, is not deemed filed with the Securities and Exchange Commission, and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, regardless of the date of the filing or any general incorporation language contained in the filing.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In March 1988 Mathew M. Perlot, Chief Executive Officer and Chairman of the Board of the Company, entered into an agreement with Curtis W. Lawler, a director of the Company. This agreement contains a right of first refusal in favor of the Company and then Mr. Perlot if Mr. Lawler proposes voluntarily to transfer any shares, dies or becomes subject to a bankruptcy proceeding. If the Company's or Mr. Perlot's purchase rights are exercised under the agreement, the purchase price in the event of death, bankruptcy, or termination of employment is a price agreed to annually by Mr. Perlot and Mr. Lawler, and in the event of a proposed voluntary sale, the purchase price is the lower of the agreed price or the proposed voluntary sales price. The last agreed price formula was to fix the per share price at two-thirds of the Common Stock's market price as of the date of a proposed sale.

     In 1999, as part of a stock repurchase program, the Company repurchased 100,000 shares from Mr. Perlot for $5.25 per share, resulting in an overall purchase price of approximately $525,000.

     In 1999, the Company purchased electronics from a supplier company that is owned by a principal related to Mr. Perlot. The Company purchased parts for the total amount of $946,000 for the year ended December 31, 1999.

                             INDEPENDENT ACCOUNTANTS

     PricewaterhouseCoopers LLP audited the Company's consolidated financial statements for the year ended December 31, 1999 and has been selected to audit the Company's consolidated financial statements for 2000. Representatives of PricewaterhouseCoopers LLP will be present at the Annual Meeting and will be available to respond to appropriate questions. They do not plan to make any statement but will have the opportunity to make a statement if they wish.

                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who own more than 10 percent of the Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission (SEC). Executive officers, directors and beneficial owners of more than ten percent of the Common Stock are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms received by the Company and on written representations from certain reporting persons that they have complied with the relevant filing requirements, the Company believes that all Section 16(a) filing requirements applicable to its executive officers and directors have been complied with, except that Mr. Jacque reported one transaction late.

                             DISCRETIONARY AUTHORITY

     While the Notice of Annual Meeting of Shareholders provides for transaction of such other business that properly comes before the meeting, the Board of Directors does not know of any matters to be presented at the meeting other than that described in this proxy statement. The enclosed proxy, however, gives the proxy holders authority to vote in their discretion if any other matters are presented.

     For this year's annual meeting of shareholders, if notice of a shareholder proposal to be raised at the annual meeting of shareholders was received at the principal executive offices of the Company after March 2, 2000, proxy voting on that proposal when and if raised at the annual meeting will be subject to the discretionary voting authority of the designated proxy holders. For the 2001 annual meeting of shareholders, if notice of a shareholder proposal to be raised at the meeting is received at the principal executive offices of the Company after February 28, 2001, proxy voting on that proposal when and if raised at the annual meeting will be subject to the discretionary voting authority of the designated proxy holder.

                              SHAREHOLDER PROPOSALS

     Any shareholder proposals to be considered for inclusion in proxy material for the Company's next annual meeting must be received at the principal executive office of the Company no later than February 28, 2001.

                                BY ORDER OF THE BOARD OF DIRECTORS


                                Connie M. Perlot
                                SECRETARY

Bend, Oregon
April 7, 2000